SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 8, 2005

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 8, 2005, Synovus Financial Corp. (“Registrant”) amended the Synovus Financial Corp./Total System Services, Inc. Deferred Compensation Plan (“Plan”), in which executive officers of Registrant participate, to provide for the future merger of other non-qualified deferred compensation plans into the Plan, including the merger of the Vital Processing Services, LLC Deferred Retention Compensation Plan. The Plan is filed as Exhibit 10.17 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001. Amendment Number One to the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
	Exhibit No.	Description
	10.1	Amendment Number One to Synovus Financial Corp./Total System Services, Inc. Deferred Compensation Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. ("Registrant")

Dated: July 12, 2005	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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